UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 9, 2005



                                   UNOVA, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                     001-13279               95-4647021
(State or other jurisdiction          (Commission           (I.R.S. Employer
      of incorporation)               file number)        Identification Number)


                    6001 36th Avenue West                            98203-1264
                     Everett, Washington                             (Zip Code)
                        www.unova.com
   Address of principal executive offices and internet site)

       Registrant's telephone number, including area code: (425) 265-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01   Completion of Acquisition or Disposition of Assets

On December 9, 2005, UNOVA, Inc. (the "Company") completed the disposition of its Landis Grinding Systems division ("Landis") to members of Groupe Fives-Lille, an international industrial engineering group based in Montreuil-sous-Bois, France. The two companies announced the transaction on October 28, 2005.

The selling parties under the Agreement are the Company and its wholly owned subsidiaries UNOVA Industrial Automation Systems, Inc. ("UIASI"), UNOVA U.K. Limited and UNOVA IP Corp. The purchasing parties are Compagnie de Fives-Lille, a private French company, Cinetic Landis Grinding Corp., a Delaware corporation, and Cinetic Landis Grinding Limited, a United Kingdom company. The purchasing parties acquired the global operations of Landis through the purchase of substantially all of the assets of the Landis Grinding Systems, Gardner Abrasives, and CITCO divisions of UIASI in the U.S. and the Landis Lund and Cranfield Precision divisions of UNOVA U.K. Limited in the United Kingdom.

The consideration for the purchased assets consisted of $69 million in cash, a $10 million two-year note, and the assumption of certain liabilities, including specified liabilities relating to pension and other post-retirement obligations. The purchase price is subject to possible adjustments based on net working assets at closing.

Item 8.01.  Other Events

On December 12, 2005, the Company issued a press release announcing the completion of the disposition of Landis, which is attached as Exhibit 99.1 hereto.

Item 9.01   Financial Statements and Exhibits

(d)  Exhibits

Exhibit
Number          Description
------          -----------
99.1            Press release issued by the Company dated December 12, 2005.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   UNOVA, INC.



                                   By:          /s/ Janis L. Harwell
                                       -----------------------------------------
                                                    Janis L. Harwell
                                               Senior Vice President and
                                                    General Counsel


                                       2


December 12, 2005